Exhibit 99.2
BioMed Realty Trust, Inc.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
June 30, 2006

Shady Grove Road Human Genome Sciences, Inc. Rockville, MD Acquired May 2006

Belward Campus Drive Human Genome Sciences, Inc. Rockville, MD Acquired May 2006

BioMed Realty Trust, Inc.	www.biomedrealty.com
17140 Bernardo Center Drive, Suite 222	858.485.9840
San Diego, CA 92128	858.485.9843 (fax)

Investor Relations Contact
Kent Griffin
Chief Financial Officer
858.485.9840

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
JUNE 30, 2006
This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
JUNE 30, 2006

BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties and primary acquisition targets are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
On April 7, 2006, we completed the acquisition of a 47,912 square foot office and laboratory facility located at 58 Charles Street in Cambridge, Massachusetts for approximately $13.2 million.
On May 24, 2006, we completed the acquisition of Human Genome Sciences, Inc.’s 289,912 square foot large-scale manufacturing facility and its 635,058 square foot headquarters office and laboratory facility located in Rockville, Maryland for approximately $425.0 million. The facilities are fully leased to Human Genome Sciences pursuant to 20-year triple-net leases.
In connection with the acquisition of the Human Genome Sciences portfolio, we entered into a $150 million secured bridge loan with KeyBank National Association. The bridge loan had an initial term of three months, which was extended for an additional three months.
On May 31, 2006, we completed the acquisition of One Research Way in Princeton, New Jersey. The 49,421 square foot property was acquired for approximately $8.0 million.
On June 7, 2006, we completed a follow-on common stock offering of 10,436,250 shares at $28.65 per share, resulting in net proceeds of $286.5 million.
On June 14, 2006, we acquired an 87.5% joint venture interest in a property located at 34175 Ardenwood Boulevard in Fremont, California. The property, consisting of 72,500 square feet of office and laboratory space, was acquired for approximately $14.5 million.
On June 28, 2006, we amended and restated our unsecured revolving credit facility, doubling the size of the facility from $250 million to $500 million. In addition to increasing the size of the facility, the amendment extends the term to June 27, 2009, provides greater flexibility with respect to covenants, and reduces the borrowing rate. We may extend the maturity date of the revolving credit facility to June 27, 2010 and may increase the amount of the facility to $700 million upon satisfying certain conditions.
As of June 30, 2006, we owned or had interests in 47 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, New York and New Jersey, consisting of 71 buildings with approximately 5.9 million rentable square feet of laboratory and office space, which was approximately 91.4% leased to 94 tenants. Of the approximately 505,000 square feet of unleased space, approximately 344,000 square feet, or 68.2% of our unleased square footage, was under redevelopment. We also owned undeveloped land that we estimate can support up to 1,299,000 rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
JUNE 30, 2006

Board of Directors

Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice President-Operations	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President,	Regional Executive Vice President
General Counsel, and Secretary

Equity Research Coverage

Friedman Billings Ramsey	Raymond James	Stifel, Nicolaus & Company, Inc.
Paul Morgan / Ron She	Paul D. Puryear / Ken Avalos	Jerry L. Doctrow
703.469.1255 / 703.312.9683	800.248.8863	800.368.2558

Wachovia Securities	RBC Capital Markets
Christopher Haley	Sri Nagarajan
443.263.6773	212.428.2360

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128		101 Barclay Street, 11E
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782

Please visit our corporate website at: www.biomedrealty.com

2006 Tentative Schedule for Quarterly Results

Third Quarter	Early November 2006
Fourth Quarter	February 2007

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
JUNE 30, 2006
(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Selected Operating Data
Total revenues	$49,459	$43,793	$44,492	$41,330	$28,563
Straight line rent	2,383	1,741	1,564	1,546	1,396
Fair value lease revenue (1)	574	578	728	791	330
EBITDA (2)	31,501	25,861	24,951	25,085	16,813
General and administrative expense	4,206	4,347	4,277	3,756	2,695
Interest expense	9,253	7,784	7,581	7,422	6,812
Capitalized interest	(335)	(236)	(258)	(275)	(150)
Minority interests	(356)	(222)	(235)	(278)	(65)

Operating margins (3)	71.2%	68.5%	64.4%	67.3%	67.8%
Operating expense recoveries (3)	90.2%	91.5%	90.7%	91.7%	93.0%
Same property net operating income change (4)	2.1%	5.0%	11.3%	—	—

Net income	7,158	4,474	4,569	5,201	1,440
Net income per share — diluted	$0.14	$0.10	$0.10	$0.11	$0.05
FFO (5)	22,294	18,131	17,418	17,708	10,067
FFO per share — diluted (5)	$0.41	$0.37	$0.35	$0.36	$0.29
AFFO (6)	19,756	16,158	13,535	16,469	10,747

Selected Balance Sheet Data
Cash and cash equivalents	$23,093	$30,365	$20,312	$74,495	$113,014
Investments in real estate, net	1,589,788	1,131,917	1,129,371	1,072,427	1,033,743
Total assets	1,806,952	1,346,897	1,337,310	1,330,481	1,327,145
Total liabilities	781,033	601,030	586,162	573,649	569,371
Minority interests	19,907	20,367	20,673	21,278	21,775
Total stockholders’ equity	1,006,012	725,500	730,475	735,554	735,999

Capitalization
Total common shares outstanding	57,229	46,782	46,634	46,636	46,567
Total units outstanding	2,864	2,864	2,864	2,870	2,870

Total common shares and units outstanding	60,093	49,646	49,498	49,506	49,437
Share price at quarter end	$29.94	$29.64	$24.40	$24.80	$23.85

Equity value at quarter end (7)	1,799,184	1,471,507	1,207,751	1,227,749	1,179,072
Consolidated debt	$705,202	$527,077	$513,233	$498,004	$499,818
Total market capitalization	2,504,386	1,998,584	1,720,984	1,725,753	1,678,890
Debt / total market capitalization	28.2%	26.4%	29.8%	28.9%	29.8%

Financial Ratios
Interest coverage (8)	3.4	3.3	3.3	3.4	2.5
Fixed charge coverage (8)	3.0	2.8	2.8	2.9	2.2
FFO payout	70.7%	78.4%	77.1%	75.0%	93.1%
AFFO payout	80.6%	87.9%	100.0%	81.8%	87.1%
Debt / total assets	39.0%	39.1%	38.4%	37.4%	37.7%

Portfolio Statistics
Properties owned at end of quarter	47	42	40	37	34
Total rentable square footage owned	5,861,411	4,766,608	4,755,315	4,431,001	4,255,989
Leased at end of quarter	91.4%	89.2%	91.1%	90.6%	92.3%
Redevelopment at end of quarter	5.9%	7.5%	5.8%	6.1%	4.3%
Vacancy at end of quarter	2.7%	3.3%	3.1%	3.3%	3.4%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, see page 24. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 24. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 24. For a quantitative reconciliation of the differences between AFFO and net income, see page 8. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 24. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
JUNE 30, 2006
(In thousands)

	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Assets
Investments in real estate, net	$1,589,788	$1,131,917	$1,129,371	$1,072,427	$1,033,743
Investment in unconsolidated partnership	2,454	2,476	2,483	2,492	2,490
Cash and cash equivalents	23,093	30,365	20,312	74,495	113,014
Restricted cash	5,249	5,844	5,487	5,866	4,592
Accounts receivable, net	2,981	5,625	9,873	5,819	5,690
Accrued straight-line rents, net	12,855	10,472	8,731	7,166	5,620
Acquired above market leases, net	8,625	8,925	8,817	7,437	7,813
Deferred leasing costs, net	126,549	130,593	136,640	138,008	143,609
Deferred loan costs, net	6,282	4,507	4,855	5,196	5,530
Prepaid expenses	2,362	2,840	2,164	5,216	2,627
Other assets	26,714	13,333	8,577	6,359	2,417

Total assets	$1,806,952	$1,346,897	$1,337,310	$1,330,481	$1,327,145

Liabilities and Stockholders’ Equity

Liabilities:
Mortgage notes payable, net	$244,402	$246,377	$246,233	$248,004	$249,818
Secured term loan	250,000	250,000	250,000	250,000	250,000
Secured bridge loan	150,000	—	—	—	—
Unsecured line of credit	60,800	30,700	17,000	—	—
Security deposits	7,264	6,883	6,905	6,222	5,976
Dividends and distributions payable	17,427	14,397	13,365	13,367	9,265
Accounts payable, accrued expenses, and other liabilities	23,611	24,196	23,012	25,234	22,324
Acquired below market leases, net	27,529	28,477	29,647	30,822	31,988

Total liabilities	781,033	601,030	586,162	573,649	569,371

Minority interests	19,907	20,367	20,673	21,278	21,775
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	571	466	466	466	465
Additional paid-in capital	1,045,831	758,375	757,591	756,768	755,390
Accumulated other comprehensive income	11,646	9,256	5,922	3,802	(1,765)
Dividends in excess of earnings	(52,036)	(42,597)	(33,504)	(25,482)	(18,091)

Total stockholders’ equity	1,006,012	725,500	730,475	735,554	735,999

Total liabilities and stockholders’ equity	$1,806,952	$1,346,897	$1,337,310	$1,330,481	$1,327,145

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
JUNE 30, 2006
(In thousands, except share data)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Revenues:
Rental	$36,556	$31,178	$29,756	$28,593	$20,014
Tenant recoveries	12,839	12,609	14,198	12,225	8,549
Other income	64	6	538	512	—

Total revenues	49,459	43,793	44,492	41,330	28,563

Expenses:
Rental operations	9,642	9,543	11,626	9,763	6,721
Real estate taxes	4,587	4,242	4,031	3,573	2,476
Depreciation and amortization	14,714	13,361	12,546	12,164	8,476
General and administrative	4,206	4,347	4,277	3,756	2,695

Total expenses	33,149	31,493	32,480	29,256	20,368

Income from operations	16,310	12,300	12,012	12,074	8,195

Equity in net income of unconsolidated partnership	22	20	28	20	20
Interest income	435	160	345	807	102
Interest expense	(9,253)	(7,784)	(7,581)	(7,422)	(6,812)

Income before minority interests	7,514	4,696	4,804	5,479	1,505
Minority interests in consolidated partnerships	46	54	48	45	66
Minority interests in operating partnership	(402)	(276)	(283)	(323)	(131)

Net income	$7,158	$4,474	$4,569	$5,201	$1,440

Basic earnings per share	$0.14	$0.10	$0.10	$0.11	$0.05

Diluted earnings per share	$0.14	$0.10	$0.10	$0.11	$0.05

Weighted-average common shares outstanding:
Basic	51,394,117	46,369,605	46,290,279	46,287,617	31,861,536

Diluted	54,534,393	49,518,010	49,482,818	49,444,409	34,893,367

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
JUNE 30, 2006
(In thousands, except per share and ratio amounts)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Reconciliation of net income to funds from operations:
Net income	$7,158	$4,474	$4,569	$5,201	$1,440
Adjustments:
Minority interests in operating partnership	402	276	283	323	131
Depreciation and amortization (3)	14,734	13,381	12,566	12,184	8,496

Funds from operations (FFO)	$22,294	$18,131	$17,418	$17,708	$10,067

FFO per share — diluted	$0.41	$0.37	$0.35	$0.36	$0.29

Dividends and distributions declared per share	$0.29	$0.29	$0.27	$0.27	$0.27

FFO payout ratio (4)	70.7%	78.4%	77.1%	75.0%	93.1%

Reconciliation of funds from operations to adjusted funds from operations:
Funds from operations	$22,294	$18,131	$17,418	$17,708	$10,067
Adjustments:
Master lease receipts (5)	155	300	361	361	517
Second generation capital expenditures	(527)	(472)	(2,623)	(451)	(750)
Amortization of deferred loan costs	379	339	328	342	2,204
Amortization of fair value of debt acquired	(615)	(605)	(480)	(630)	(390)
Non-cash stock compensation	1,027	784	823	1,476	825
Straight line rents	(2,383)	(1,741)	(1,564)	(1,546)	(1,396)
Fair value lease revenue	(574)	(578)	(728)	(791)	(330)

Adjusted funds from operations (AFFO)	$19,756	$16,158	$13,535	$16,469	$10,747

Dividends and distributions declared	$0.29	$0.29	$0.27	$0.27	$0.27

AFFO payout ratio (6)	80.6%	87.9%	100.0%	81.8%	87.1%

(1)	For a definition and discussion of FFO, see page 24.

(2)	For a definition and discussion of AFFO, see page 24. For a qualitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (1)
AND ADJUSTED FUNDS FROM OPERATIONS (2)
JUNE 30, 2006
(In thousands)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$7,158	$4,474	$4,569	$5,201	$1,440
Minority interests	356	222	235	278	65
Interest expense	9,253	7,784	7,581	7,422	6,812
Depreciation and amortization (3)	14,734	13,381	12,566	12,184	8,496

EBITDA	$31,501	$25,861	$24,951	$25,085	$16,813

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$44,747	$21,194	$(10,417)	$39,419	$23,038
Changes in other assets and liabilities	(25,146)	(5,336)	23,591	(23,311)	(12,808)
Master lease receipts	155	300	361	361	517

AFFO	$19,756	$16,158	$13,535	$16,469	$10,747

(1)	For a definition and discussion of EBITDA, see page 24.

(2)	For a definition and discussion of AFFO, see page 24.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
JUNE 30, 2006
(Dollars in thousands)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Net income	$7,158	$4,474	$4,569	$5,201	$1,440
Minority interests	356	222	235	278	65
Net income of unconsolidated partnership	(22)	(20)	(28)	(20)	(20)
Interest expense	9,253	7,784	7,581	7,422	6,812
Interest income	(435)	(160)	(345)	(807)	(102)

Income from operations	16,310	12,300	12,012	12,074	8,195
Depreciation and amortization	14,714	13,361	12,546	12,164	8,476
General and administrative	4,206	4,347	4,277	3,756	2,695

Consolidated net operating income	$35,230	$30,008	$28,835	$27,994	$19,366

Revenues:
Rental	$36,556	$31,178	$29,756	$28,593	$20,014
Tenant recoveries	12,839	12,609	14,198	12,225	8,549
Other income	64	6	538	512	—

Total revenues	49,459	43,793	44,492	41,330	28,563

Expenses:
Rental operations	9,642	9,543	11,626	9,763	6,721
Real estate taxes	4,587	4,242	4,031	3,573	2,476

Total operating expenses	14,229	13,785	15,657	13,336	9,197

Consolidated net operating income	$35,230	$30,008	$28,835	$27,994	$19,366

Operating margin (2)	71.2%	68.5%	64.4%	67.3%	67.8%

Operating expense recovery (3)	90.2%	91.5%	90.7%	91.7%	93.0%

(1)	For a definition and discussion of net operating income, see page 24.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
JUNE 30, 2006
(In thousands, except ratios)

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Interest coverage ratio:
EBITDA	$31,501	$25,861	$24,951	$25,085	$16,813
Interest expense:
Interest expense(2)	9,253	7,784	7,581	7,422	6,812
Interest expense — unconsolidated partnership	50	49	50	50	50

Total interest expense	9,303	7,833	7,631	7,472	6,862

Interest coverage ratio	3.4	3.3	3.3	3.4	2.5

Fixed charge coverage ratio:
EBITDA	$31,501	$25,861	$24,951	$25,085	$16,813
Fixed charges:
Interest expense(2)	9,253	7,784	7,581	7,422	6,812
Interest expense — unconsolidated partnership	50	49	50	50	50
Principal payments	1,359	1,253	1,291	1,266	821
Principal payments — unconsolidated partnership	6	7	6	6	4

Total fixed charges	10,668	9,093	8,928	8,744	7,687

Fixed charge coverage ratio	3.0	2.8	2.8	2.9	2.2

(1)	For a discussion of coverage ratios, see page 24.

(2)	The three months ended June 30, 2005 includes $2.0 million of loan fee amortization expense related to the repayment and termination of our $100.0 million unsecured revolving credit facility and our $100.0 million unsecured term loan facility.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
JUNE 30, 2006
(Dollars in thousands)
Weighted average maturity is 4.0 years.

	Stated	Effective	Principal	Unamortized	Carrying	Maturity
	Rate	Rate (1)	Balance	Premium (2)	Value	Date
Consolidated debt:
Mortgage notes payable (3)
Ardentech Court	7.25%	5.06%	$4,703	$504	$5,207	07/12
Bayshore Boulevard	4.55%	4.55%	15,920	—	15,920	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,678	1,445	13,123	01/11
Eisenhower Road	5.80%	4.63%	2,183	45	2,228	05/08
Elliott Avenue	7.38%	4.63%	16,277	561	16,838	11/07
40 Erie Street	7.34%	4.90%	19,174	876	20,050	08/08
Kendall Square D	6.38%	5.45%	71,690	5,104	76,794	12/18
Lucent Drive(4)	5.50%	5.50%	5,825	—	5,825	01/15
Monte Villa Parkway	4.55%	4.55%	9,692	—	9,692	01/10
Nancy Ridge Drive	7.15%	5.38%	6,912	660	7,572	09/12
Science Center Drive	7.65%	5.04%	11,510	1,334	12,844	07/11
Sidney Street	7.23%	5.11%	31,086	3,153	34,239	06/12
Towne Centre Drive	4.55%	4.55%	22,137	—	22,137	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,714	219	1,933	05/15

Total / weighted average on fixed rate notes	6.44%	5.06%	$230,501	$13,901	$244,402

Variable rate debt (5)
$250 million secured term loan(6)	6.41%	6.41%	250,000	—	250,000	05/10
$500 million unsecured line of credit(7)	6.54%	6.54%	60,800	—	60,800	06/09
$150 million secured bridge loan(8)	6.70%	6.70%	150,000	—	150,000	08/06

Total / weighted average consolidated debt	6.50%	6.03%	$691,301	$13,901	$705,202

Pro rata share of unconsolidated partnership debt
McKellar Court (21%)	8.56%	4.63%	2,242	—	2,242	01/10

Total / weighted average	8.56%	4.63%	$2,242	$—	$2,242

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.50%	6.03%	$693,543	$13,901	$707,444

(1)	Represents the company’s incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company’s incremental borrowing rate on the date of acquisition.

(3)	Require monthly principal and interest payments.

(4)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(5)	Require monthly interest payments.

(6)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $500 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 110 to 160 basis points depending on our leverage.

(8)	Interest on the $150 million secured bridge loan is a LIBOR-indexed variable plus credit spread of 140 basis points. Subsequent to June 30, 2006, the credit spread was reduced to 120 basis points and the maturity date was extended to November 2006.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
JUNE 30, 2006
(In thousands)

	Schedule of Maturities
Property	2006	2007	2008	2009	2010	Thereafter	Total
Ardentech Court	$45	$94	$101	$109	$118	$4,236	$4,703
Bayshore Boulevard	190	394	413	432	14,491	—	15,920
Bridgeview Technology Park I	54	117	124	137	149	11,097	11,678
Eisenhower Road	19	50	2,114	—	—	—	2,183
Elliott Avenue	257	16,020	—	—	—	—	16,277
40 Erie Street	582	1,058	17,534	—	—	—	19,174
Kendall Square D	727	1,526	1,627	1,733	1,847	64,230	71,690
Lucent Drive	107	191	202	214	215	4,896	5,825
Monte Villa Parkway	116	240	251	263	8,822	—	9,692
Nancy Ridge Drive	40	86	91	100	107	6,488	6,912
Science Center Drive	66	143	152	167	182	10,800	11,510
Sidney Street	354	746	802	862	926	27,396	31,086
Towne Centre Drive	265	548	574	601	20,149	—	22,137
900 Uniqema Boulevard	66	139	152	166	180	1,011	1,714

Total fixed rate notes	2,888	21,352	24,137	4,784	47,186	130,154	230,501
$250 million secured term loan	—	—	—	—	250,000	—	250,000
$500 million unsecured line of credit	—	—	—	60,800	—	—	60,800
$150 million bridge loan	150,000	—	—	—	—	—	150,000

Total consolidated debt	152,888	21,352	24,137	65,584	297,186	130,154	691,301
McKellar Court (21%)	12	27	29	32	2,142	—	2,242

Total consolidated and pro rata share of unconsolidated partnership debt	$152,900	$21,379	$24,166	$65,616	$299,328	$130,154	$693,543

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
JUNE 30, 2006
(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Six Months Ended
	6/30/06	3/31/06	6/30/06	6/30/05
Weighted average shares outstanding	51,394	46,370	48,895	31,515
Weighted average units outstanding	2,864	2,864	2,864	2,870
Dilutive effect of restricted stock	150	163	180	81
Dilutive effect of stock warrant	126	121	124	78

Diluted shares — EPS and FFO	54,534	49,518	52,063	34,544

COMMON STOCK DATA

	6/30/06	3/31/06	12/31/05	9/30/05
Shares outstanding	56,890	46,444	46,290	46,290
Units outstanding	2,864	2,864	2,864	2,870
Unvested restricted shares outstanding	339	338	344	346
Stock warrant outstanding	270	270	270	270

Total common shares outstanding	60,363	49,916	49,768	49,776

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05
High Price	$29.94	$29.86	$26.06	$25.60
Low Price	$25.95	$23.75	$22.25	$22.30
Average Closing Price	$28.12	$27.22	$24.85	$24.27
Closing Price	$29.94	$29.64	$24.40	$24.80
Dividends per share — Annualized	$1.16	$1.16	$1.08	$1.08
Closing Dividend Yield — Annualized	3.9%	3.9%	4.4%	4.4%
DIVIDENDS PER COMMON SHARE

2006
First quarter	$0.29
Second quarter	$0.29

2005
First quarter	$0.27
Second quarter	$0.27
Third quarter	$0.27
Fourth quarter	$0.27

2004
Third quarter	$0.1497
Fourth quarter	$0.2700

Latest Dividend
Amount	$0.29
Declared	May 19, 2006
Record	June 30, 2006
Paid	July 17, 2006

Trading Symbol
BMR

Stock Exchange Listing
New York Stock Exchange

Transfer Agent
The Bank of New York
101 Barclay Street, 11E
New York, NY 10286
212.815.3782

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
JUNE 30, 2006
(Dollars in thousands)

	Three Months Ended (1)
	6/30/06	6/30/05	% Change
Total Same Property Portfolio
Number of properties	20	20
Rentable square feet	2,799,630	2,795,086
Percent of total portfolio	47.8%	65.7%
Leased %	90.8%	92.0%
Redevelopment %	5.5%	4.7%

Revenues:
Rental	$15,575	$15,141	2.9%
Tenant recoveries	7,401	7,241	2.2%

Total revenues	22,976	22,382	2.7%

Expenses:
Rental operations	6,108	5,886	3.8%
Real estate taxes	1,849	1,779	3.9%

Total expenses	7,957	7,665	3.8%

Net operating income (2)	$15,019	$14,717	2.1%

Same property net operating income (2)	$15,019	$14,717	2.1%
Less straight line rents and fair value lease revenue lease revenue	(938)	(1,049)	(10.6%)

Same property net operating income — cash basis (2) (3)	$14,081	$13,668	3.0%

Rental revenue — cash basis (3)	$14,637	$14,092	3.9%

Same property net operating income (2)	$15,019	$14,717	2.1%
Plus other income	—	(56)	(100.0%)

Same property net operating income — including non-recurring items	$15,019	$14,661	2.4%

(1)	Properties included in same property quarterly analysis are Ardentech Court, Balboa Avenue, Bayshore Boulevard, Beckley Street, Bernardo Center Drive, Bridgeview Technology Park I, Bridgeview Technology Park II, Eisenhower Road, Elliott Avenue, Graphics Drive, Industrial Road, King of Prussia, Landmark at Eastview, McKellar Court (an unconsolidated partnership of which we own 21%), Monte Villa Parkway, San Diego Science Center, Science Center Drive, Towne Centre Drive, Tributary Street, and Waples Street.

(2)	For a definition and discussion of net operating income, see page 24. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(3)	Represents increase in rents on a “cash on cash” basis.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
JUNE 30, 2006
PORTFOLIO SUMMARY
Weighted average remaining lease term is 8.7 years.

						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)			(in thousands)
Boston (2)	11	1,297,786	22.3%	$48,765	29.8%	$38.73	$53,227	26.8%	$42.27
San Francisco	9	1,028,093	17.5%	19,596	12.0%	23.02	25,314	12.8%	29.73
San Diego (3)	9	565,364	9.6%	15,367	9.4%	30.64	17,971	9.1%	35.83
New York / New Jersey	3	873,369	14.8%	14,260	8.7%	19.59	15,238	7.7%	20.93
Pennsylvania	6	701,873	12.0%	13,676	8.4%	22.00	13,802	7.0%	22.21
Seattle	3	185,989	3.2%	7,114	4.4%	38.25	7,732	3.9%	41.57
Maryland	4	1,093,787	18.6%	42,204	25.8%	38.58	61,515	31.1%	56.24
University Related — Other	2	115,150	2.0%	2,448	1.5%	21.26	3,179	1.6%	27.61

Total / weighted average	47	5,861,411	100.0%	$163,429	100.0%	$30.51	$197,978	100.0%	$36.96

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2006 (4)	175,045	3.3%	$4,025	2.5%	$23.00	$4,025	2.0%	$23.00
2007	531,737	9.9%	10,622	6.5%	19.98	10,828	5.5%	20.36
2008	304,081	5.7%	8,874	5.4%	29.18	9,098	4.6%	29.92
2009	409,853	7.7%	9,469	5.8%	23.10	9,767	4.9%	23.83
2010	781,736	14.6%	19,744	12.1%	25.26	19,618	9.9%	25.09
2011	172,687	3.2%	5,811	3.6%	33.65	7,297	3.7%	42.26
2012	224,942	4.2%	5,747	3.5%	25.55	6,773	3.4%	30.11
2013	194,986	3.6%	2,730	1.7%	14.00	4,371	2.2%	22.42
2014	238,252	4.4%	7,007	4.3%	29.41	8,350	4.2%	35.05
2015	148,666	2.8%	3,688	2.3%	24.81	4,159	2.1%	27.98
Thereafter	2,174,570	40.6%	85,712	52.3%	39.42	113,693	57.5%	52.28

Total / weighted average	5,356,555	100.0%	$163,429	100.0%	$30.51	$197,978	100.0%	$36.96

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of June 30, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of McKellar Court, an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
JUNE 30, 2006

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,259,089	—	38,697	1,297,786
San Francisco	851,453	152,203	24,437	1,028,093
San Diego	501,509	21,952	41,903	565,364
New York / New Jersey	728,085	89,689	55,595	873,369
Pennsylvania	621,493	80,380	—	701,873
Seattle	185,989	—	—	185,989
Maryland	1,093,787	—	—	1,093,787
University Related — Other	115,150	—	—	115,150

Total	5,356,555	344,224	160,632	5,861,411

	Leased
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Boston	97.0%	97.2%	97.1%	97.1%	95.9%
San Francisco	82.8%	75.1%	80.7%	79.7%	89.1%
San Diego	88.7%	88.1%	87.9%	88.8%	91.9%
New York / New Jersey	83.4%	88.7%	90.1%	87.5%	87.7%
Pennsylvania	88.5%	88.5%	92.4%	91.5%	90.6%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	91.4%	89.2%	91.1%	90.6%	92.3%

	Redevelopment
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Boston	—	—	—	—	—
San Francisco	14.8%	22.4%	16.7%	17.4%	7.6%
San Diego	3.9%	3.9%	3.9%	2.7%	2.8%
New York / New Jersey	10.3%	4.9%	4.9%	7.5%	7.5%
Pennsylvania	11.5%	11.5%	7.6%	8.5%	9.4%
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	5.9%	7.5%	5.8%	6.1%	4.3%

	Vacancy
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Boston	3.0%	2.8%	2.9%	2.9%	4.1%
San Francisco	2.4%	2.6%	2.6%	2.9%	3.3%
San Diego	7.4%	8.0%	8.2%	8.5%	5.3%
New York / New Jersey	6.4%	6.4%	5.0%	5.0%	4.8%
Pennsylvania	—	—	—	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	2.7%	3.3%	3.1%	3.3%	3.4%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
JUNE 30, 2006

				Rentable	Percent of
				Square	Rentable	Percent Leased
	Property	Acquisition Date	Buildings	Feet	Sq Ft	6/30/06	3/31/06	12/31/05	9/30/05
	Boston
1	Albany Street	May 31, 2005	2	75,003	1.4%	100.0%	100.0%	100.0%	99.8%
2	58 Charles Street	April 7, 2006	1	47,912	0.8%	93.6%	n/a	n/a	n/a
3	Coolidge Avenue	April 5, 2005	1	37,400	0.7%	100.0%	100.0%	100.0%	100.0%
4	21 Erie Street	May 31, 2005	1	49,247	0.8%	56.9%	56.9%	56.9%	56.9%
5	40 Erie Street	May 31, 2005	1	100,854	1.7%	100.0%	100.0%	100.0%	100.0%
6	Fresh Pond Research Park	April 5, 2005	6	90,702	1.5%	100.0%	100.0%	100.0%	100.0%
7	Kendall Square A	May 31, 2005	1	302,919	5.2%	97.1%	97.1%	96.7%	96.7%
8	Kendall Square D	May 31, 2005	1	349,325	6.0%	98.3%	98.5%	98.5%	98.5%
9	Sidney Street	May 31, 2005	1	191,904	3.3%	100.0%	100.0%	100.0%	100.0%
10	Vassar Street	May 31, 2005	1	52,520	0.9%	100.0%	100.0%	100.0%	100.0%
11	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	100.0%	100.0%	100.0%	100.0%

	Total Boston		17	1,297,786	22.3%	97.0%	97.2%	97.1%	97.1%

	San Francisco
12	Ardentech Court	November 18, 2004	1	55,588	0.9%	100.0%	100.0%	100.0%	100.0%
13	Ardenwood Venture (1)	June 14, 2006	1	72,500	1.2%	100.0%	n/a	n/a	n/a
14	Bayshore Boulevard	August 17, 2004	1	183,344	3.1%	100.0%	66.5%	100.0%	100.0%
15	Bridgeview Technology Park I	September 10, 2004	2	212,673	3.6%	67.8%	67.8%	67.8%	77.5%
16	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.9%	100.0%	100.0%	100.0%	100.0%
17	Dumbarton Circle	May 27, 2005	3	44,000	0.8%	100.0%	100.0%	100.0%	100.0%
18	Eccles Avenue	December 1, 2005	1	152,145	2.6%	100.0%	100.0%	100.0%	n/a
19	Industrial Road	August 17, 2004	1	169,490	2.9%	88.1%	88.1%	83.6%	83.6%
20	Kaiser Drive	August 25, 2005	1	87,953	1.5%	—	—	—	—

	Total San Francisco		12	1,028,093	17.5%	82.8%	75.1%	80.7%	79.7%

	San Diego
21	Balboa Avenue	August 13, 2004	1	35,344	0.6%	100.0%	100.0%	100.0%	100.0%
22	Bernardo Center Drive	August 13, 2004	1	61,286	1.0%	100.0%	100.0%	100.0%	100.0%
23	Faraday Avenue	September 19, 2005	1	28,704	0.5%	100.0%	100.0%	100.0%	100.0%
24	McKellar Court (2)	September 30, 2004	1	72,863	1.2%	100.0%	100.0%	100.0%	100.0%
25	Nancy Ridge Drive	April 21, 2005	1	42,138	0.7%	58.0%	67.4%	67.4%	67.4%
26	San Diego Science Center	October 21, 2004	1	105,364	1.8%	77.0%	70.1%	69.0%	68.2%
27	Science Center Drive	September 24, 2004	1	53,740	0.9%	100.0%	100.0%	100.0%	100.0%
28	Towne Centre Drive	August 12, 2004	3	115,870	2.0%	100.0%	100.0%	100.0%	100.0%
29	Waples Street (3)	March 1, 2005	1	50,055	0.9%	56.1%	56.1%	56.1%	65.3%

	Total San Diego		11	565,364	9.6%	88.7%	88.1%	87.9%	88.8%

	New York / New Jersey
30	Graphics Drive	March 17, 2005	1	72,300	1.2%	44.3%	44.3%	44.3%	14.8%
31	Landmark at Eastview	August 12, 2004	8	751,648	12.8%	92.6%	92.9%	94.5%	94.5%
32	One Research Way	May 31, 2006	1	49,421	0.8%	—	n/a	n/a	n/a

	Total New York / New Jersey		10	873,369	14.8%	83.4%	88.7%	90.1%	87.5%

	Pennsylvania
33	Eisenhower Road	August 13, 2004	1	27,750	0.5%	—	—	100.0%	100.0%
34	George Patterson Boulevard	October 28, 2005	1	71,500	1.2%	100.0%	100.0%	100.0%	n/a
35	King of Prussia (4)	August 11, 2004	5	427,109	7.3%	100.0%	100.0%	100.0%	100.0%
36	Phoenixville Pike	April 5, 2005	1	104,400	1.8%	49.6%	49.6%	49.6%	49.6%
37	1000 Uniqema Boulevard	September 30, 2005	1	59,821	1.0%	100.0%	100.0%	100.0%	100.0%
38	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.2%	100.0%	100.0%	n/a	n/a

	Total Pennsylvania		10	701,873	12.0%	88.5%	88.5%	92.4%	91.5%

	Seattle
39	Elliott Avenue	August 24, 2004	1	134,989	2.3%	100.0%	100.0%	100.0%	100.0%
40	Monte Villa Parkway	August 17, 2004	1	51,000	0.9%	100.0%	100.0%	100.0%	100.0%
41	Fairview Avenue (5)	January 12, 2006	—	—	—	n/a	n/a	n/a	n/a

	Total Seattle		2	185,989	3.2%	100.0%	100.0%	100.0%	100.0%

	Maryland
42	Beckley Street	December 17, 2004	1	77,225	1.3%	100.0%	100.0%	100.0%	100.0%
43	Belward Campus Drive	May 24, 2006	1	289,912	4.9%	100.0%	n/a	n/a	n/a
44	Shady Grove Road	May 24, 2006	4	635,058	10.8%	100.0%	n/a	n/a	n/a
45	Tributary Street	December 17, 2004	1	91,592	1.6%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		7	1,093,787	18.6%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
46	Colorow Drive	December 22, 2005	1	93,650	1.6%	100.0%	100.0%	100.0%	n/a
47	Lucent Drive	May 31, 2005	1	21,500	0.4%	100.0%	100.0%	100.0%	100.0%

	Total University Related — Other		2	115,150	2.0%	100.0%	100.0%	100.0%	100.0%

	Total / weighted average		71	5,861,411	100.0%	91.4%	89.2%	91.1%	90.6%

(1)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(2)	We own a general partnership interest in the limited partnership that owns the McKellar Court property, which entitiles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. This property is an unconsolidated partnership.

(3)	We own 70% of the limited liability company that owns the Waples Street property.

(4)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

(5)	We own 70% of the limited liability company that owns the Fairview Avenue development site.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
JUNE 30, 2006
As of June 30, 2006, our properties were leased to 94 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent	Sq Ft	Current	Expiration
Tenant		Feet	Portfolio	Current (1)	Current	Total Portfolio	Date(s)
				(in thousands)
1	Human Genome Sciences, Inc.	924,970	15.8%	$39,500	$42.70	24.2%	May 2026
2	Vertex Pharmaceuticals	583,474	10.0%	23,362	40.04	14.3%	April 2018(2)
3	Genzyme Corporation	343,000	5.9%	15,399	44.89	9.4%	July 2018
4	Centocor, Inc. (Johnson & Johnson)	331,398	5.7%	8,034	24.24	4.9%	March 2010
5	Regeneron Pharmaceuticals, Inc.	227,932	3.9%	4,206	18.45	2.6%	December 2009(3)
6	Illumina, Inc.	115,870	2.0%	3,938	33.99	2.4%	August 2014
7	Nektar Therapeutics	79,917	1.4%	3,812	47.70	2.3%	October 2016
8	InterMune, Inc.	71,308	1.2%	3,666	51.41	2.2%	April 2011
9	sanofi-aventis U.S. Inc.	73,347	1.3%	3,420	46.62	2.1%	September 2018
10	Chemtura Corporation	182,829	3.1%	3,377	18.47	2.1%	December 2009

	Total / weighted average (4)	2,934,045	50.3%	$108,714	$37.05	66.5%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of June 30, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, and 290,716 square feet expires April 2018.

(3)	154,205 square feet expires December 2007 and 73,727 square feet expires December 2009.

(4)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND LAND DEVELOPMENT PARCELS
JUNE 30, 2006
REDEVELOPMENT(1)

		Square Feet
		Under
Property	Market	Redevelopment(2)
Bridgeview Technology Park I	San Francisco	44,127
Eisenhower Road	Pennsylvania	27,750
Graphics Drive	New York / New Jersey	40,268
Industrial Road	San Francisco	20,123
Kaiser Drive	San Francisco	87,953
One Research Way	New York / New Jersey	49,421
Phoenixville Pike	Pennsylvania	52,630
Waples Street	San Diego	21,952

Total		344,224

LAND DEVELOPMENT PARCELS(3)

		Developable
Property	Market	Square Feet (4)
Eccles Avenue	San Francisco	108,000
Fairview Avenue	Seattle	93,000
Fresh Pond Research Park	Boston	50,000
Landmark at Eastview	New York / New Jersey	464,000
Shady Grove Road	Maryland	500,000
Towne Centre Drive	San Diego	84,000

Total		1,299,000

(1)	Our redevelopment includes activities necessary for permanent change to office/laboratory space.

(2)	For our properties undergoing redevelopment, only the square footage undergoing redevelopment activities is reflected in the portfolio statistics.

(3)	These sites represent possible future developments, which are in proximity to the properties listed in the table.
These developments will be impacted by the timing and likelihood of success of the entitlement process, both of which are uncertain.

(4)	Management’s estimates.

BIOMED REALTY TRUST, INC.
ACQUISITIONS
JUNE 30, 2006

		Rentable
	# of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(in thousands)
Third Quarter 2004 (2)	13	2,297,106	$467,785
Fourth Quarter 2004	4	329,769	65,650

Total acquisitions during 2004	17	2,626,875	533,435

First Quarter 2005	3	165,736	29,330
Second Quarter 2005	14	1,461,912	592,529
Third Quarter 2005	3	176,478	33,500
Fourth Quarter 2005	3	317,295	59,800

Total acquisitions during 2005	23	2,121,421	715,159

First Quarter 2006	2	11,293	7,819
Second Quarter 2006	5	1,094,803	462,953

Total acquisitions during 2006	7	1,106,096	470,772

Total Acquisitions	47	5,854,392	$1,719,366

2006 Acquisitions:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(in thousands)
First Quarter 2006
Fairview Avenue	Seattle	January 12, 2006	—	$2,703	— (3)
900 Uniqema Boulevard	Pennsylvania	January 13, 2006	11,293	5,116	100.0%

First Quarter Total			11,293	$7,819	100.0%

Second Quarter 2006
58 Charles Street	Boston	April 7, 2006	47,912	$13,225	93.6%
Belward Campus Drive	Maryland	May 24, 2006	289,912	200,966	100.0%
Shady Grove Road	Maryland	May 24, 2006	635,058	226,080	100.0%
One Research Way	New York / New Jersey	May 31, 2006	49,421	8,484	— (4)
Ardenwood Venture (5)	San Francisco	June 14, 2006	72,500	14,198	100.0%

Second Quarter Total			1,094,803	$462,953	95.2%

(1)	Rentable square feet at the time of acquisition.

(2)	We commenced operations on August 11, 2004, the date of our initial public offering.

(3)	On January 12, 2006, we completed the acquisition of the land at 530 Fairview Avenue in Seattle, Washington through our partnership with an affiliate of EDG Commercial Real Estate. We entered into the partnership to develop a five-story, 93,000 square-foot laboratory facility.

(4)	The entire property was undergoing redevelopment from the date of acquisition.

(5)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
JUNE 30, 2006

		Current
	Leased	Annualized
	Square	Base Rent per	Percent
	Feet	Leased Sq Ft	Leased
Leased Square Feet as of December 31, 2005	4,332,323	$27.45	91.1%

First quarter acquisitions	11,293	37.63

Leased Square Feet including acquisitions	4,343,616
Expirations	(127,837)	14.99
Renewals	6,690	29.48
New Leases	29,955	16.22
Terminations	—	—

Leased Square Feet as of March 31, 2006	4,252,424
Second quarter acquisitions	1,042,332	40.68

Leased Square Feet including acquisitions	5,294,756
Expirations	(94,953)	42.49
Renewals	3,200	29.04
New Leases	158,003	32.24
Terminations	(4,451)	20.22

Leased Square Feet as of June 30, 2006	5,356,555	$30.51	91.4%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. Tenant improvement and leasing costs are also shown in this manner on page 23.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
JUNE 30, 2006

	Three Months Ended
	6/30/06	3/31/06	12/31/05	9/30/05	6/30/05
Renewals (1)
Number of renewals	1	2	—	1	1
Square feet	3,200	6,690	—	1,197	1,667
Tenant improvement costs per square foot (2)	$—	$—	$—	$—	$—
Leasing commission costs per square foot (2)	1.74	2.73	—	—	—

Total tenant improvement and leasing commission costs psf	$1.74	$2.73	$—	$—	$—

New Leases (3)
Number of leases	11	7	7	5	4
Square feet	158,003	29,955	45,946	24,781	111,261
Tenant improvement costs per square foot (2)	$24.78	$38.36	$16.16	$9.14	$32.89
Leasing commission costs per square foot (2)	7.45	3.33	5.50	1.16	4.75

Total tenant improvement and leasing commission costs psf	$32.23	$41.69	$21.66	$10.30	$37.64

Total (4)
Number of renewals/leases	12	9	7	6	5
Square feet	161,203	36,645	45,946	25,978	112,928
Tenant improvement costs per square foot (2)	$24.29	$31.36	$16.16	$8.72	$32.40
Leasing commission costs per square foot (2)	7.33	3.22	5.50	1.10	4.68

Total tenant improvement and leasing commission costs psf	$31.62	$34.58	$21.66	$9.82	$37.08

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see page 18.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
JUNE 30, 2006

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.